UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 9, 2008

LEHMAN BROTHERS HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-9466	13-3216325
(Commission File Number)	(IRS Employer Identification No.)

745 Seventh Avenue New York, New York	10019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:
(212) 526-7000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03               Material Modifications to Rights of Security Holders.

On June 12, 2008, Lehman Brothers Holdings Inc. (the “Company”) issued 2,000,000 shares (the “Shares”) of the Company’s 8.75% Non-Cumulative Mandatory Convertible Preferred Stock, Series Q, par value of $1.00 per share and with a liquidation preference of $1,000.00 per share (the “Series Q Preferred Stock”).

Under the terms of the Series Q Preferred Stock, the ability of the Company to declare, set apart for payment or pay dividends on, or to redeem, purchase or otherwise acquire, or make a sinking fund payment on its common stock or any preferred stock ranking on a parity with or junior to the Series Q Preferred Stock, will be subject to certain restrictions in the event that the Company does not declare full dividends on the Series Q Preferred Stock during the most recently completed dividend period.  The terms of the Series Q Preferred Stock are more fully described in the Certificate of Designations (the “Certificate of Designations”) establishing the rights, preferences, privileges, qualifications, restrictions and limitations relating to the Series Q Preferred Stock.

A copy of the Certificate of Designations is included as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference herein. A copy of the form of certificate for the Series Q Preferred Stock is included as Exhibit 4.1. to this Current Report on Form 8-K and is incorporated by reference herein.

Item 5.03               Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 11, 2008, the Company filed the Certificate of Designations with the Secretary of State of the State of Delaware, establishing the rights, preferences, privileges, qualifications, restrictions and limitations relating to the Series Q Preferred Stock.  The Certificate of Designations became effective with the Secretary of State of the State of Delaware upon filing.

A copy of the Certificate of Designations is included as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 8.01               Other Events.

On June 12, 2008, the Company completed the issuance and sale of the Shares, pursuant to an underwriting agreement dated June 9, 2008 (the “Preferred Stock Underwriting Agreement”) between the Company and Lehman Brothers Inc., as underwriter. The sale of the Shares was made pursuant to the Company’s Registration Statement on Form S-3 (File No. 333-134553) filed with the Securities and Exchange Commission.

On June 12, 2008, the Company completed the issuance and sale of 143,000,000 shares of its common stock, par value $0.10 (the “Common Stock”), pursuant to an underwriting agreement dated June 9, 2008 (the “Common Stock Underwriting Agreement”) between the Company and Lehman Brothers Inc., as underwriter. The sale of the Common Stock was made pursuant to the Company’s Registration Statement on Form S-3 (File No. 333-134553) filed with the Securities and Exchange Commission.

Copies of the Preferred Stock Underwriting Agreement and the Common Stock Underwriting Agreement are attached hereto as Exhibit 1.1 and Exhibit 1.2, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

Item 9.01               Financial Statements and Exhibits.

(d) Exhibits

1.1           Preferred Stock Underwriting Agreement, dated June 9, 2008, by and between Lehman Brothers Holdings Inc. and       Lehman Brothers Inc., as underwriter

1.2           Common Stock Underwriting Agreement, dated June 9, 2008, by and between Lehman Brothers Holdings Inc. and Lehman Brothers Inc., as underwriter

3.1           Certificate of Designations, Powers, Preferences and Rights with respect to the Company’s 8.75% Non-Cumulative Mandatory Convertible Preferred Stock, Series Q

4.1           Form of Certificate for the Company’s 8.75% Non-Cumulative Mandatory Convertible Preferred Stock, Series Q

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEHMAN BROTHERS HOLDINGS INC.

By:	/s/ James J. Killerlane III
James J. Killerlane III Vice President

Date: June 12, 2008

EXHIBIT INDEX

Exhibit No.	Exhibit

1.1	Preferred Stock Underwriting Agreement, dated June 9, 2008, by and between Lehman Brothers Holdings Inc. and Lehman Brothers Inc., as underwriter

1.2	Common Stock Underwriting Agreement, dated June 9, 2008, by and between Lehman Brothers Holdings Inc. and Lehman Brothers Inc., as underwriter

3.1	Certificate of Designations, Powers, Preferences and Rights with respect to the Company’s 8.75% Non-Cumulative Mandatory Convertible Preferred Stock, Series Q

4.1	Form of Certificate for the Company’s 8.75% Non-Cumulative Mandatory Convertible Preferred Stock, Series Q